UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of report: March 11, 2004
                        (Date of earliest event reported)



                             TRIARC COMPANIES, INC.
             (Exact name of registrant as specified in its charter)



                           DELAWARE 1-2207 38-0471180
                  (State or other (Commission (I.R.S. Employer
                  jurisdiction of File No.) Identification No.)
                                incorporation of
                                  organization)


                       280 Park Avenue, New York, NY 10017
               (Address of principal executive office) (Zip Code)

       Registrant's telephone number, including area code: (212) 451-3000




Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

         10.1 - Second Amendment to the Trust Agreement for the Deferral Plan for Senior Executive Officers of Triarc Companies, Inc., dated as of May 9, 2003, between Triarc Companies, Inc. and Wilmington Trust Company, as trustee.

         10.2 - Second Amendment to the Trust Agreement for the Deferral Plan for Senior Executive Officers of Triarc Companies, Inc., dated as of May 9, 2003, between Triarc Companies, Inc. and Wilmington Trust Company, as trustee.

         10.3 - Employment Agreement dated as of November 28, 2003 between Arby's, Inc. and Douglas N. Benham.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TRIARC COMPANIES, INC.


                                        By:  /s/ Stuart I. Rosen
                                             ______________________________
                                             Stuart I. Rosen
                                             Senior Vice President and
                                             Associate General Counsel

Dated: March 11, 2004



                                  EXHIBIT INDEX

Exhibit
   No.  Description                                                 Page No.
------  -----------                                                 --------

10.1 - Second Amendment to the Trust Agreement for the Deferral Plan for Senior Executive
        Officers of Triarc Companies, Inc., dated as of May 9, 2003, between Triarc Companies, Inc. and
        Wilmington Trust Company, as trustee.

10.2 -  Second Amendment to the Trust Agreement for the
        Deferral Plan for Senior Executive Officers of
        Triarc Companies, Inc., dated as of May 9, 2003, between Triarc Companies, Inc. and Wilmington Trust
        Company, as trustee.

10.3 - Employment Agreement dated as of November 28, 2003 between Arby's, Inc. and Douglas N. Benham.




                                                            Exhibit 10.1

                          SECOND AMENDMENT TO THE TRUST
                         AGREEMENT FOR THE DEFERRAL PLAN
             FOR SENIOR EXECUTIVE OFFICERS OF TRIARC COMPANIES, INC.
                           (PARTICIPANT NELSON PELTZ)

     WHEREAS, Triarc Companies, Inc., a Delaware Corporation (the "Company"), has adopted the Deferral Plan for Senior Executive Officers of Triarc Companies, Inc., effective December 14, 2000 (the "Plan");

     WHEREAS, the Company and Wilmington Trust Company, a Delaware bank and trust company (the "Trustee"), entered into a Trust Agreement for the Deferral Plan for Senior Executive Officers of Triarc Companies, Inc. (Participant Nelson Peltz), as of January 23, 2001, as amended (the "Trust Agreement"), under the Plan in order to provide a source for the payment of benefits under the Plan to Nelson Peltz, a participant in the Plan;

     WHEREAS, except as defined herein, all capitalized terms shall have the meaning set forth in the Trust Agreement;

     WHEREAS, the Company has determined that it is desirable to amend the Trust Agreement to provide that the Company may, with the consent of the Participant, direct the Trustee to pay from the Trust Fund the fees and expenses of the investment manager selected by the Company in accordance with clause (i) of
Section 2.2 of the Plan;

     WHEREAS, Section 12(a) of the Trust Agreement provides that the Trust Agreement may be amended by a written instrument executed by the Trustee and the Company; and

     WHEREAS, the Trustee and the Company each desire to amend the Trust Agreement as set forth below.

     NOW, THEREFORE, the Trustee and the Company hereby agree that the Trust Agreement shall be amended, effective as of March 31, 2003, as follows:

                                       I.

     The caption of Section 9 of the Trust Agreement shall be amended to read follows:

Section 9. Compensation and Expenses of Trustee and Investment Manager.

                                       II.

     A new subsection (c) shall be added to Section 9 which shall read as follows:

     (c) Notwithstanding any provision of this Trust Agreement to the contrary, if the Company selects an investment manager in accordance with clause (i) of
Section 2.2 of the Plan, the Company may, with the consent of the Participant, direct the Trustee to pay the fees and expenses of such investment manager from the Trust Fund. If the Company instructs the Trustee to pay the investment manager's fees and expenses in accordance with this Section 9(c), the Trustee shall pay the investment manager's fees and expenses within thirty (30) days of presentation of the amounts due by the investment manager. The Trustee shall provide the Company with a written statement of any amounts paid to the investment manager from the Trust Fund on the next written statement delivered to the Company by the Trustee in accordance with Section 7 hereof.
Notwithstanding the foregoing, if the Trust Fund is insufficient to pay the investment manager's fees and expenses, the Company shall pay such fees and expenses within thirty (30) days of presentation of the amounts due by the Trustee.

                                      III.

     A new subsection (k) shall be added to Section 8 which shall read as follows;

     (k) The Trustee shall periodically determine the market value of the assets of the Trust Fund or, in the absence of readily ascertainable market values, at such values as the Trustee shall determine in accordance with methods consistently followed and uniformly applied. With respect to assets without readily ascertainable market values, the Trustee may rely for all purposes of this Agreement on the latest valuation and transaction information submitted to it by the person responsible for the investment. The Company shall cause such person to provide the Trustee with all information needed by the Trustee to discharge its obligations to value such assets and to account under this Agreement.

                                       IV.

     Except as provided herein, the Trust Agreement shall remain in full force and effect.

     EXECUTED as of the 9th day of May, 2003.

                                          TRIARC COMPANIES, INC.



                                          By: /s/ Francis T. McCarron
                                             ___________________________
                                             Francis T. McCarron
                                             Senior Vice President &
                                             Chief Financial Officer



                                          WILMINGTON TRUST COMPANY



                                          By: /s/ Ashley Melton
                                             ___________________________
                                             Name: Ashley Melton
                                             Title: Vice President



                                                          Exhibit 10.2

                          SECOND AMENDMENT TO THE TRUST
                         AGREEMENT FOR THE DEFERRAL PLAN
             FOR SENIOR EXECUTIVE OFFICERS OF TRIARC COMPANIES, INC.
                             (PARTICIPANT PETER MAY)

     WHEREAS, Triarc Companies, Inc., a Delaware Corporation (the "Company"), has adopted the Deferral Plan for Senior Executive Officers of Triarc Companies, Inc., effective December 14, 2000 (the "Plan");

     WHEREAS, the Company and Wilmington Trust Company, a Delaware bank and trust company (the "Trustee"), entered into a Trust Agreement for the Deferral Plan for Senior Executive Officers of Triarc Companies, Inc. (Participant Peter
May), as of January 23, 2001, as amended (the "Trust Agreement"), under the Plan in order to provide a source for the payment of benefits under the Plan to Peter May, a participant in the Plan;

     WHEREAS, except as defined herein, all capitalized terms shall have the meaning set forth in the Trust Agreement;

     WHEREAS, the Company has determined that it is desirable to amend the Trust Agreement to provide that the Company may, with the consent of the Participant, direct the Trustee to pay from the Trust Fund the fees and expenses of the investment manager selected by the Company in accordance with clause (i) of
Section 2.2 of the Plan;

     WHEREAS, Section 12(a) of the Trust Agreement provides that the Trust Agreement may be amended by a written instrument executed by the Trustee and the Company; and

     WHEREAS, the Trustee and the Company each desire to amend the Trust Agreement as set forth below.

     NOW, THEREFORE, the Trustee and the Company hereby agree that the Trust Agreement shall be amended, effective as of March 31, 2003, as follows:

                                       I.

     The caption of Section 9 of the Trust Agreement shall be amended to read follows:

Section 9. Compensation and Expenses of Trustee and Investment Manager.

                                       II.

     A new subsection (c) shall be added to Section 9 which shall read as follows:

     (c) Notwithstanding any provision of this Trust Agreement to the contrary, if the Company selects an investment manager in accordance with clause (i) of
Section 2.2 of the Plan, the Company may, with the consent of the Participant, direct the Trustee to pay the fees and expenses of such investment manager from the Trust Fund. If the Company instructs the Trustee to pay the investment manager's fees and expenses in accordance with this Section 9(c), the Trustee shall pay the investment manager's fees and expenses within thirty (30) days of presentation of the amounts due by the investment manager. The Trustee shall provide the Company with a written statement of any amounts paid to the investment manager from the Trust Fund on the next written statement delivered to the Company by the Trustee in accordance with Section 7 hereof.
Notwithstanding the foregoing, if the Trust Fund is insufficient to pay the investment manager's fees and expenses, the Company shall pay such fees and expenses within thirty (30) days of presentation of the amounts due by the Trustee.

                                      III.

     A new subsection (k) shall be added to Section 8 which shall read as follows;

     (k) The Trustee shall periodically determine the market value of the assets of the Trust Fund or, in the absence of readily ascertainable market values, at such values as the Trustee shall determine in accordance with methods consistently followed and uniformly applied. With respect to assets without readily ascertainable market values, the Trustee may rely for all purposes of this Agreement on the latest valuation and transaction information submitted to it by the person responsible for the investment. The Company shall cause such person to provide the Trustee with all information needed by the Trustee to discharge its obligations to value such assets and to account under this Agreement.

                                       IV.

     Except as provided herein, the Trust Agreement shall remain in full force and effect.

     EXECUTED as of the 9th day of May, 2003.

                                            TRIARC COMPANIES, INC.



                                            By: /s/ Francis T. McCarron
                                               ___________________________
                                               Francis T. McCarron
                                               Senior Vice President &
                                               Chief Financial Officer




                                            WILMINGTON TRUST COMPANY


                                            By: /s/ Ashley Melton
                                               ___________________________
                                               Name: Ashley Melton
                                               Title: Vice President



                                                              Exhibit 10.3

                                  ARBY'S, INC.
                          d/b/a Triarc Restaurant Group
                              1000 Corporate Drive
                            Ft. Lauderdale, FL 33334



                                                November 28, 2003

Mr. Douglas N. Benham
2905 Andrews Drive, NW
Atlanta, GA 30305

Dear Doug:

     It is with great pleasure that we hereby confirm your employment as President and Chief Executive Officer of Arby's, Inc. (d/b/a Triarc Restaurant Group ("Arby's")), an indirect subsidiary of Triarc Companies, Inc. ("TRIARC"), on the terms and conditions set forth in this letter and in the attached term sheet (the "Term Sheet"). You further agree to accept election and to serve as President and Chief Executive Officer of Sybra, Inc. ("Sybra") and as director or representative of any subsidiary of Arby's or Sybra, Inc., without any compensation therefor, other than as provided in this letter agreement.

     You will report to the Board of Directors of Arby's and Sybra and your duties will be performed primarily at the corporate headquarters of Arby's and Sybra in southern Florida. The term of your employment shall commence on January 5, 2004 and shall continue through December 31, 2006, provided that such term shall be automatically extended for successive twelve (12) month periods unless either you or Arby's gives notice to the other at least 120 days before an extension is to take effect, that they do not wish the term to be extended.

     In the event your employment is terminated "without cause" (as hereinafter defined) by Arby's, Arby's shall: (i) pay to you a sum equal to your annual base rate of salary in effect as of the effective date of such termination, payable in semi-monthly installments for a period of twelve (12) months after the effective date of such termination; and (ii) commencing twelve (12) months after the effective date of such termination of your employment, pay to you a sum equal to your annual base rate of salary in effect as of the effective date of such termination, payable in semi-monthly installments for a period of twelve
(12) months; provided, however, that if you have secured full-time employment prior to or during the period of the semi-monthly payments payable in this clause (ii), such semi-monthly payments required to be made by Arby's pursuant to this clause (ii) after you begin receiving payments from your new employer will be offset by compensation you earn from any such new employer during the period in which you receive semi-monthly payments pursuant to clause (ii) hereunder. In addition, in the event of termination "without cause" of your employment during the term of this letter agreement, (i) Arby's shall, within 30 days after the effective date of such termination, pay to you a lump sum equal to a pro rata portion of the annual target incentive for the year of termination and any funds accumulated as part of your mid-term cash performance plan, (ii) you will be entitled, at your election, to continue for 18 months your coverage under all health and medical insurance policies, pursuant to Section 4980B of the Internal Revenue Code, as amended, or under Part 6 of Title I of the Employee Retirement Income Security Act of 1974, as amended, maintained by Arby's, the cost of such coverage to be allocated between you and Arby's in a manner consistent with the allocation of the costs thereof applicable immediately prior to the termination of your employment, and (iii) all outstanding TRIARC stock options granted to you (a) which have not vested as of the effective date of such termination shall terminate and become null and void as of the effective date of such termination, and (b) which have vested prior to or as of the effective date of such termination, must be exercised within the earlier of (i) 90 days or (ii) the date on which such option expires, or be forfeited. In consideration of the monies to be paid and the benefits to be provided to you pursuant to this paragraph, you agree to execute and deliver to Arby's on or before any payment by Arby's a release, substantially in the form in Exhibit 1, failing which, except to the extent required by law, Arby's shall be relieved of all of its obligations hereunder. Terminated by Arby's "without cause" shall mean the termination of your employment by Arby's for any reason other than those set forth in clauses (i)-(ix) of the sixth paragraph of this letter agreement, (ii) a requirement that you relocate outside the southern Florida or Atlanta, Georgia metropolitan areas without your consent, (iii) a requirement that you report to any person other than Arby's Board of Directors,
(iv) a reduction in your then current base salary and (v) a substantial material reduction in your responsibilities as President and Chief Executive Officer of Arby's.

     For the purposes of this letter agreement, the term "Change in Control" shall mean: (i) the acquisition by any person of 50% or more of the combined voting power of Arby's (or any direct or indirect parent corporation's) or TRIARC's outstanding securities entitled to vote generally in the election of directors; or (ii) a majority of the Directors of Arby's (or any direct or indirect parent corporation) or TRIARC being individuals who are not nominated by the Board of Directors of Arby's (or any direct or indirect parent corporation) or TRIARC, as the case may be. Notwithstanding the foregoing, (i) the acquisition of any portion of the combined voting power of Arby's (or any direct or indirect parent corporation) or TRIARC by DWG Acquisition Group, L.P., Nelson Peltz or Peter May, or by any person affiliated with such persons, (ii) any transaction which results in or has the effect of the continued possession (whether direct or indirect) by TRIARC, DWG Acquisition, Group L.P., Nelson Peltz, Peter May or an affiliate of any thereof, of the power to influence the management or policies of Arby's, whether through the ownership of voting securities, by contract or otherwise, (iii) the distribution by means of a dividend, spin-off, split-off or similar transaction of voting securities of Arby's, any direct or indirect parent corporation of Arby's or TRIARC or, (iv) any sale of securities by Arby's, any direct or indirect parent corporation of Arby's or TRIARC, pursuant to a public offering or securitization transaction, as the case may be, shall in no event constitute, a Change in Control. If, following a Change in Control and during the term of you employment hereunder, a Triggering Event (as hereinafter defined) occurs and thereafter you resign as an officer and employee of Arby's within twelve (12) months of such Change in Control, you shall be entitled to receive, commencing on the effective date of such resignation, the same payments and other benefits to which you would have been entitled had Arby's terminated your employment "without cause"; provided, however, that (A) notwithstanding clause (iii)(a) of the second to last sentence of the immediately preceding paragraph, upon such a resignation, all outstanding stock options granted to you which have not vested as of the effective date of such resignation shall vest as of such date and (B) the payment of any monies and provision of any benefits to you pursuant to this paragraph shall be subject to your prior execution and delivery to Arby's of a release, substantially in the form in Exhibit 1, failing which, except to the extent required by law, Arby's shall be relieved of all of its obligations hereunder. For purposes of this agreement, "Triggering Event" shall mean: (i) a material alteration of your duties, authority, title or compensation following such Change in Control; or
(ii) without your consent, relocation to a work situs not in southern Florida or the Atlanta, Georgia metropolitan area following such Change in Control.

     Upon any termination of your employment with Arby's, you will promptly return to Arby's all property owned by Arby's or any of its affiliates, including, but not limited to, credit cards, computers, automobiles, cell phones and files.

     For purposes of this agreement, "cause" means: (i) commission of any act of fraud or gross negligence by you in the course of your employment hereunder which, in the case of gross negligence, has a material adverse effect on the business or financial condition of Sybra, Arby's or any of their affiliates;
(ii) willful material misrepresentation at any time by you to any superior executive officer of TRIARC or any of its affiliates or to the Chairman of the Board of Arby's or TRIARC; (iii) voluntary termination by you of your employment or the willful failure or refusal to comply with any of your material obligations hereunder or to comply with a reasonable and lawful instruction of any superior officer of TRIARC or the Board of Directors of Arby's, Sybra or TRIARC; (iv) engagement by you in any conduct or the commission by you of any act which is, in the reasonable opinion of Arby's, materially injurious or detrimental to the substantial interest of TRIARC, Sybra or Arby's; (v) indictment for any felony, whether of the United States or any state thereof or any similar foreign law to which you may be subject; (vi) any failure substantially to comply with any written rules, regulations, policies or procedures of TRIARC, Sybra or Arby's furnished to you which, if not complied with, could reasonably be expected to have a material adverse effect on the business of TRIARC, Sybra or Arby's or any of their affiliates; (vii) any willful failure to comply with TRIARC's or any of its affiliates' policies regarding insider trading; (viii) your death; or (ix) your inability to perform all or a substantial part of your duties or responsibilities on account of illness (either physical or mental) for more than 90 consecutive calendar days or for an aggregate of 150 calendar days during any consecutive nine month period. A decision by Arby's or you to deliver the notice referred to in the second paragraph of this letter shall not constitute "cause".

     You acknowledge that as Arby's President and Chief Executive Officer you will be involved, at the highest level, in the development, implementation, and management of Arby's business strategies and plans, including those which involve Arby's finances, marketing and other operations, industrial relations and acquisitions. By virtue of your unique and sensitive position, your employment by a competitor of Arby's represents a serious competitive danger to Arby's and the use of your talent, knowledge and information about Arby's business, strategies and plans can and would constitute a valuable competitive advantage over Arby's. In view of the foregoing, if either your employment with Arby's ends prior to the end of the term of this letter agreement by reason of your resignation, or your employment is terminated by Arby's for cause, then you covenant and agree that in either case, for a period of 18 months following the termination of your employment with Arby's, you will not hire or cause to be hired any employee of Triarc or Arby's or any of their respective affiliates (at the level of director or above) with whom you had contact during the course of your employment with Arby's.

     You agree to treat as confidential and not to disclose to anyone other than Arby's and its subsidiaries and affiliated companies, and you agree that you will not at any time during your employment and for a period of four years thereafter, without the prior written consent of Arby's, divulge, furnish, or make known or accessible to, or use for the benefit of anyone other than Arby's, its subsidiaries, and affiliated companies, any information of a confidential nature relating in any way to the business of Arby's or its subsidiaries or affiliated companies, or any of their respective direct business customers, unless (i) you are required to disclose such information by requirements of law,
(ii) such  information  is in the public  domain  through no fault of yours,  or
(iii) such information has been lawfully acquired by you from other sources unless you know that such information was obtained in violation of an agreement of confidentiality. You further agree that during the period referred to in the immediately preceding sentence you will refrain from engaging in any conduct or making any statement, written or oral which is detrimental to the interests of Triarc, Arby's, Sybra or any of their respective subsidiaries or any of their affiliates or any of their respective shareholders, directors, officers or employees. Arby's agrees during the period referred to in the first sentence of this paragraph that each then current member of its or TRIARC's Board of Directors and each of its or TRIARC's then current executive officers shall refrain from making any statement, written or oral, which is disparaging of you, your personal reputation or professional competency.

     You agree that, in addition to any other remedy provided at law or in equity, (a) Arby's shall be entitled to a temporary restraining order, and both preliminary and permanent injunctive relief restraining you from violating any of the provisions of the preceding two paragraphs, (b) you will indemnify and hold Arby's, TRIARC and their affiliates harmless from and against any and all damages or losses incurred by TRIARC, Arby's or any of their affiliates (including reasonable attorneys' fees and expenses) as a result of any willful or reckless violation by you of any such provisions and (c) upon any such willful or reckless violation by you, Arby's' remaining obligations under this letter agreement, if any, shall cease (other than payment of your base salary through the date of such violation and any earned but unpaid vacation, and other than as may otherwise be required by law).

     This letter agreement shall be governed by the laws of the State of Florida applicable to agreements made and to be performed entirely within such State. This letter agreement contains the entire agreement among the parties with respect to the matters covered herein and supersedes all prior agreements, written or oral, with respect thereto. This letter agreement may only be amended, superseded, cancelled, extended or renewed and the terms hereof waived, by a written instrument signed by the parties hereto, or in the case of a waiver, by the party waiving compliance.

     The provisions of the eighth, ninth, tenth, eleventh and twelfth paragraphs of this letter agreement shall specifically survive any termination of this letter agreement.

     You agree that the Company may withhold from any amounts payable to you hereunder all federal, state, local or other taxes that the Company determines are required to be withheld pursuant to any applicable law or regulation. You further agree that if the Internal Revenue Service or other Taxing Authority (each, a "Taxing Authority") asserts a liability against the Company for failure to withhold taxes on any payment hereunder, you will pay to the Company the amount determined by such taxing authority (other than penalty or interest amounts unless such payment is made after 30 days of the delivery of such notice to you, in which case you shall be responsible for such penalties and interest) that had not been withheld within thirty (30) days of notice to you of such determination. Such notice shall include a copy of any correspondence received from a Taxing Authority with respect to such withholding.

     If you agree with the terms outlined above and in the Term Sheet, please date and sign the copy of this letter agreement enclosed for that purpose and return it to me.

                                                Sincerely,


                                                /s/ Jonathan P. May
                                                    Jonathan P. May
                                                    Chairman of the Board



Agreed and Accepted as of the 28th day of November, 2003.


/s/ Douglas N. Benham
Douglas N. Benham


                                Douglas N. Benham
              President and Chief Executive Officer of Arby's, Inc.
                              Employment Term Sheet
         PROVISION                          TERM                                        COMMENTS
----------------------------------------    --------------------------------    ---------------------------------------------------

             Contract Term                     January, 5, 2004 through
                                                   December 31, 2006
----------------------------------------    --------------------------------    ---------------------------------------------------
----------------------------------------    --------------------------------    ---------------------------------------------------

            Base Salary                            $400,000/year                Subject to the sole discretion of the Arby's Board
                                                                                of Directors, but not decrease.
----------------------------------------    --------------------------------    ---------------------------------------------------
----------------------------------------    --------------------------------    ---------------------------------------------------

           Annual Incentive                  $300,000/cycle target (75% of      Company and  individual  performance  assessed for
                                                        salary)                 each fiscal year  relative to objective  agreed in
                                                                                advance  between  executive  and  Arby?s  Board of
                                                                                Directors.

----------------------------------------    --------------------------------    ---------------------------------------------------
----------------------------------------    --------------------------------    ---------------------------------------------------

     Mid-Term Cash Incentive Plan             $300,000/ three-year cycle        The  executive  and   representatives  of  TRIARC,
            2004-2006 Cycle                     target (75% of salary)          Arby?s  parent,  will  jointly  develop a mid-term
                                                                                cash performance plan calibrated to deliver the
                                                                                target award for delivering agreed upon profit over
                                                                                a three-year performance cycle; during each year
                                                                                of the three-year cycle amount will be accrued
                                                                                based upon a share of the company's profits over
                                                                                a minimum return; a new three-year cycle begins
                                                                                each year so that after the third year the annual
                                                                                cash pay-out should equal or exceed the target;
                                                                                no cap on potential award.

----------------------------------------    --------------------------------    ---------------------------------------------------
----------------------------------------    --------------------------------    ---------------------------------------------------
     Mid-Term Cash Incentive Plan            $200,000/three-year cycle
          2003-2005 Cycle                       target (50% of salary).
                                             You will be deemed to have been a
                                             participant commencing in 2003 and
                                             will be entitled to receive any
                                             earned payment as soon as
                                             practicable following the close
                                             of audited books for 2005
----------------------------------------    --------------------------------    ---------------------------------------------------
----------------------------------------    --------------------------------    ---------------------------------------------------
         Triarc Stock Options               Initial grant of 150,000            Future  grants   consistent   with  status  to  be
                                            options for Triarc Class B,         considered  by  TRIARC  Performance   Compensation
                                            Series 1, common stock in           Subcommittee during term of employment.
                                            connection with commencement of
                                            employment, subject to TRIARC
                                            Performance Compensation
                                            Subcommittee approval. Options will
                                            have a term of ten years from date
                                            of grant and shall to vest 1/3
                                            (50,000) per year on each of the
                                            three consecutive anniversary dates
                                            from the date of grant.
----------------------------------------    --------------------------------    ---------------------------------------------------
----------------------------------------    --------------------------------    ---------------------------------------------------

             Car Allowance                                                      Allowance consistent with status.
----------------------------------------    --------------------------------    ---------------------------------------------------
----------------------------------------    --------------------------------    ---------------------------------------------------

               Benefits                                                         Benefits   as  are   made   available   to   other
                                                                                executives of Arby's,  including  participation in
                                                                                Arby's health/ medical and insurance programs
----------------------------------------    --------------------------------    ---------------------------------------------------
----------------------------------------    --------------------------------    ---------------------------------------------------

               Vacation                               Four weeks
----------------------------------------    --------------------------------    ---------------------------------------------------
----------------------------------------    --------------------------------    ---------------------------------------------------

              Relocation                                                        See attachment
----------------------------------------    --------------------------------    ---------------------------------------------------
----------------------------------------    --------------------------------    ---------------------------------------------------

 Housing Support on early termination                                           If employment  is  terminated  by Arby's  "without
                                                                                cause," the provisions of the attached  relocation
                                                                                policy (other than the "Guaranteed  Offer Program"
                                                                                and  "Tax  Gross-Up")  will be  applicable  to the
                                                                                executive's   relocation   outside   of   southern
                                                                                Florida  for  six  months  from  the  date of such
                                                                                termination.
----------------------------------------    --------------------------------    ---------------------------------------------------




                                                           EXHIBIT 1

                                 GENERAL RELEASE
                             AND COVENANT NOT TO SUE

         TO ALL WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW that:

     Douglas N. Benham (the "Executive"), on his own behalf and on behalf of his descendants, dependents, heirs, executors and administrators and permitted assigns, past and present, in consideration for the amounts payable and benefits to be provided to the undersigned under that Letter Agreement dated as of November 28, 2003 (the "Employment Agreement") between the Executive and Arby's, Inc. (d/b/a Triarc Restaurant Group (the "Company")), does hereby covenant not to sue or pursue any litigation (or file any charge or otherwise correspond with any Federal, state or local administrative agency) against, and waives, releases and discharges the Company, Triarc Companies, Inc. and their respective assigns, affiliates, subsidiaries, parents, predecessors and successors, and the past and present shareholders, employees, officers, directors, representatives and agents or any of them (collectively, the "Company Group"), from any and all claims, demands, rights, judgments, defenses, actions, charges or causes of action whatsoever, of any and every kind and description, whether known or unknow, accrued or not accrued, that the Executive ever had, now has or shall or may have or assert as of the date of this General Release and Covenant Not to Sue against any of them, including, without limiting the generality of the foregoing, any claims, demands, rights, judgments, defenses, actions, charges or causes of action related to employment or termination of employment or that arise out of or relate in any way to the Age Discrimination in Employment Act of 1967, as amended ("ADEA"), the Old Workers Benefit Protection Act, Title VII of the Civil Rights Act of 1964, as amended, and other Federal, state and local laws relating to discrimination on the basis of age, sex or other protected class, all claims under Federal, state or local laws for express or implied breach of contract, wrongful discharge, defamation, intentional infliction of emotional distress, and any related claims for attorneys' fees and costs; provided, however, that nothing herein shall release any member of the Company Group from any of its obligations under the Employment Agreement or any rights to indemnification under any charter or by-laws (or similar documents) of any member of the Company Group. The Executive further agrees that this General Release and Covenant Not to Sue may be pleaded as a full defense to any action, suit or other proceeding covered by the terms hereof which is or may be initiated, prosecuted or maintained by the Executive, his heirs or assigns. Notwithstanding the foregoing, the Executive understands and confirms that he is executing this General Release and Covenant Not to Sue voluntarily and knowingly, and this General Release and Covenant Not to Sue shall not affect the Executive's right to claim otherwise under ADEA. In addition, the Executive shall not be precluded by this General Release and Covenant Not to Sue from filing a charge with any relevant Federal, State or local administrative agency, but the Executive agrees not to participate in, and agrees to waive his rights with respect to any monetary or other financial relief arising from any such administrative proceeding.

     The Company, on its own behalf and on behalf of its assigns, affiliates, subsidiaries, parents, predecessors and successors, and its past and present shareholders, employees, officers, directors, representatives and agents or any of them, does hereby covenant not to sue or pursue any litigation (or file any charge or otherwise correspond with any Federal, state or local administrative agency) against, and waives, releases and discharges the Executive and his heirs, successors and assigns, descendants, dependents, executors and administrators, past and present, and any of his affiliates and each of them (collectively, the "Executive Releasees") from any and all claims, demands, rights, judgments, defenses, actions, charges or causes of action whatsoever, of any and every kind and description, whether known or unknown, accrued or not accrued, that the Company or any of its subsidiaries ever had, now has or shall or may have or assert as of the date of this General Release and Covenant Not to Sue against any of them, based on facts known to any executive officer of the Company as of the date of this General Release and Covenant Not to Sue (other than the Executive), including specifically, but not exclusively and without limiting the generality of the foregoing, any and all claims, demands, agreements, obligations and causes of action arising out of or in any way connected with any transaction, occurrence, act or omission related to the Executive's employment by the Company or any of its subsidiaries or the termination of that employment; provided, however, that nothing herein shall release the Executive Releasees from any obligations arising out of or related in any way to the Executive's obligations under the Employment Agreement or any agreement governing the terms of any stock options granted to the Executive or impair the right or ability of the Company to enforce the terms hereof.

     In consideration for the amounts payable and benefits to be provided to the Executive under the Employment Agreement, the Executive agrees to cooperate, at the expense of the Company Group, with the members of the Company Group in addition with all litigation relating to the activities of the Company and its affiliates during the period of the Executive's employment with the Company including, without limitation, being available to take depositions and to be a witness at trial, help in preparation of any legal documentation and providing affidavits and any advice or support that the Company or any affiliate thereof may request of the Executive in connection with such claims.

     In furtherance of their respective agreements set forth above, each of the Executive and the Company hereby expressly waives and relinquishes any and all rights under any applicable statute, doctrine or principle of law restricting the right of any person to release claims which such person does not know or suspect to exist at the time of executing a release, which claims, if known, may have materially affected such person's decision to give such a release. In connection with such waiver and relinquishment, each of the Executive and the Company acknowledges that it is aware that it may hereafter discover claims presently unknown or unsuspected, or facts in addition to or different from those which it now knows or believes to be true, with respect to the matters released herein. Nevertheless, it is the intention of each of the Executive and the Company to fully, finally and forever release all such matters, and all claims relative thereto which now exist, may exist or theretofore have existed, as specifically provided herein. The parties hereto acknowledge and agree that this waiver shall be an essential and material term of the release contained above. Nothing in this paragraph is intended to expand the scope of the release as specified herein.

     This General Release and Covenant Not to Sue shall be governed by and construed in accordance with the laws of the State of Florida, applicable to agreements made and to be performed entirely within such State.

     To the extent that the Executive is forty (40) years of age or older, this paragraph shall apply. The Executive acknowledges that he has been offered a period of time of at least twenty-one (21) days to consider whether to sign this General Release and Covenant Not to Sue, which he has waived, and the Company agrees that the Executive may cancel this General Release and Covenant Not to Sue at any time during the seven (7) days following the date on which this General Release and Covenant Not to Sue has been signed by all parties to this General Release and Covenant Not to Sue. In order to cancel or revoke this General Release and Covenant Not to Sue, the Executive must deliver to the General Counsel of the Company written notice stating that the Executive is canceling or revoking this General Release and Covenant Not to Sue. If this General Release and Covenant Not to Sue is timely cancelled or revoked, none of the provisions of this General Release and Covenant Not to Sue shall be effective or enforceable and the Company shall not be obligated to make the payments to the Executive or to provide the Executive with the other benefits described in the Employment Agreement and all contracts and provisions modified, relinquished or rescinded hereunder shall be reinstated to the extent in effect immediately prior hereto.

     Each party agrees that as part of the consideration for this General Release and Covenant Not to Sue, they will not make disparaging or derogatory remarks, whether oral or written, about the other party or its representatives.

    Each of the Executive and the Company acknowledges that it has entered into this General Release and Covenant Not to Sue knowingly and willingly and has had ample opportunity to consider the terms and provisions of this General Release and Covenant Not to Sue.

    IN WITNESS WHEREOF, the parties hereto have caused this General Release and Covenant Not to Sue to be executed on this ______ day of ___________, ____.



                                         -------------------------------------
                                         Douglas N. Benham


                                         ARBY'S, INC.


                                         By:_________________________________
                                            Name:
                                            Title:




                          DOUGLAS N. BENHAM RELOCATION


Relocation Allowance

    You will be provided, with a relocation allowance payable in one lump sum (net of taxes) equal to three months salary at your then current annual salary rate upon commencement of employment. The purpose of the relocation allowance is to help defray your incidental expenses connected with the move for which reimbursement is not provided. Examples of the types of expenses for which the relocation allowance are provided are:

    - additional return home trips and/or additional travel for your spouse beyond the provisions of the moving policy

    - charges for disconnection, reinstallation and/or alterations of draperies, carpets, television antennas, etc.

    -  telephone installation charges and utility deposits

    -  new automobile license plates and registration fees

House Hunting Trips

         You and your spouse (excluding children) are authorized three house hunting trips to locate housing in the new location, each trip not to exceed seven days. All reasonable expenses for such trips, including lodging, meals, air travel in accordance with Arby's travel policy, car rental and car mileage will be reimbursed.

Transportation of Household Goods

         Arby's will be financially responsible for the packing, shipping, unloading and insurance of all normal household goods and two personal automobiles.

Travel to New Location

         All expenses associated with traveling from the location of the former residence to the new location will be reimbursed for you and your family, including air travel in accordance with Arby's travel policy.


Temporary Living at New Location

         If it becomes necessary for you to occupy temporary living quarters during the course of the relocation, reasonable expenses for the actual cost of lodging shall be reimbursed for a period of up to 180 days or Arby's will rent for your use furnished housing for such period.

Residence Sale

         Arby's will pay approved expenses incurred in selling a principal residence at the old location. Such expenses include:

         - broker's commission (normal and customary)
         - escrow fees/seller's attorney's fees
         - recording fees
         - mortgage satisfaction fee
         - mortgage prepayment penalty fee
         - title policy fee
         - documentary tax stamps and state and local sales transfer taxes

         You will be eligible to participate in Arby's "Guaranteed Offer" program through Cendant Mobility as more fully described in "Arby's Relocation Policy A - Revised July, 1998"; provided, however, that in lieu of the 60 day marketing period referred to therein, you agree that the marketing period shall be 180 days, which period shall commence at your option any time prior to the second anniversary of the commencement of your employment with Arby's; provided further, that you shall not be eligible to participate in any portion of such program which is deemed to be either an extension or maintenance of credit, an arrangement for the extension of credit or the renewal of an extension credit, in the form of a personal loan which would be prohibited from being made to you by the terms of section 402 of the Sarbanes - Oxley Act of 2002.

Maintaining Two Homes

         If you purchase a new home prior to selling the present home, and therefore incur duplicate house carrying expenses (subsequent to the provisions of "Temporary Living at New Location" above), Arby's will reimburse you on a pro rated basis for the mortgage interest only for a maximum of 60 days.

Residence Purchase

         You will be reimbursed for the normal closing costs associated with buying a new house. Such costs shall include those items which by local custom are normally paid by the buyer. Typical costs may include escrow fees, attorney's fees, appraisals, recording fees, state transfer taxes and fee (owner's) title insurance.

Tenant Relocation

         If you are a tenant rather than a homeowner, Arby's will reimburse you for reasonable expenses incurred in connection with early termination or breaking of your lease.

Tax Gross-up

         You will be entitled to be "grossed -up" at your tax bracket for those items covered by this attachment (other than the "Relocation Allowance", above) which are considered "tax adjusted" under the "Arby's Relocation Policy-A Revised July 1998", to the extent such items are considered taxable income to you.